

Platts Pipeline Development and Expansion Conference

September 24, 2009


C-6

Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Business Overview & Strategy

History of Regency

April 2003
- Regency established as a standalone company

June 2003
- Acquired midstream assets from El Paso Field Services

March 2004
- Acquired midstream assets from Duke Energy Field Services

December 2004
- HM Capital Partners acquired Regency

December 2005
- Completed construction of the Regency Intrastate Enhancement Project

February 2006
- Completed initial public offering

August 2006
- Acquired TexStar Field Services LP

April 2007
- Acquired Pueblo Midstream Gas Corporation

June 2007
- GE Energy Financial Services becomes Regency's general partner

January 2008
- Acquired CDM Resource Management

January 2008
- Acquired FrontStreet Hugoton LLC

March 2008
- Announced Nexus Gas Holdings LLC acquisition

September 2008
- Announced Haynesville Expansion Project

February 2009
- Announced JV to develop Haynesville Expansion Project

September 2009
- Announced Red River Expansion in Haynesville

Midstream and Compression Overview

REGENCY ENERGY PARTNERS

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent

Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	48,931
Plant Capacity (MMcf/d)	50
Focus: G&P	

West Texas

Plants	1
Gathering System Length (Miles)	806
Compression[3] (HP)	46,134
Plant Capacity (MMcf/d)	125
Focus: Consolidation, G&P, Treating, Compression	

South Texas

Treating Facilities	2
Gathering System Length (Miles)	623
Compression[3] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating, Compression	



CO
KS
OK
AR
TX
LA

East Texas

Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	14,597
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana

Gathering	
Plants[4]	4
Gathering System Length (Miles)	680
Compression[3] (HP)	43,931
Plant Capacity (MMcf/d) / (GPM)	645 / 60
Transportation (via Joint Venture)	
Length (miles)	330
NGL Line (miles)	40
Compression[3] (HP)	26,370
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation, G&P, Compression	

Core Compression Operations



Southwest Region (178,442 HP)
Southeast Region (117,679 HP)
Northwest Region (142,941 HP)
Northeast Region (230,300 HP)
Central Region (86,179 HP)

[1] All information as of March 2009; Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant which is included on map
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

Haynesville Joint Venture Overview

General Industry Trend – Drilling Activity

In the past 12 months, the total US land rig count declined by approximately 56% to 932 rigs at the end of the second quarter. The land rig count for the areas in which Regency operates declined by approximately 58% to 599 rigs at the end of the second quarter[1]

US Rig Drilling Trends [1]



# of Rigs
1200
1000
800
600
400
200
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09 1
Gas
Gas/Oil
Oil
Other

Regency Operating Area Rig Drilling Trends [1]



# of Rigs
350
300
250
200
150
100
50
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09 1
Mid-Con
West TX
South Tx
East TX & North LA
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale

Expected future requirements for North America cannot be sustained by current rig count levels. If current rig trends do not reverse, supply will be materially impacted

[1] Tudor Pickering Holt & Company, *TPH Weekly Rig Roundup*, August 3, 2009 and Regency internal analysis. Q3 2009 data through August 3, 2009.

US Gas Supply vs. Demand



Production/Demand Forecast
70.0
68.0
66.0
64.0
62.0
60.0
58.0
56.0
54.0
52.0
50.0
Bcf/d
03/01/07
06/01/07
09/01/07
12/01/07
03/01/08
06/01/08
09/01/08
12/01/08
03/01/09
06/01/09
09/01/09
12/01/09
03/01/10
06/01/10
09/01/10
12/01/10
Historical Production
Historical Demand
EIA Production Forecast
Flat Rig Production Forecast
EIA Demand Forecast
RGNC Demand Forecast

- Assuming current rig counts hold flat, Regency estimates that production will fall below sustainable levels by early 2010

Source: EIA, Regency internal analysis

North American Supply Ranking


Forecasted 2018 North American Gas Supply by Basin
MMcf/d
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Lowest Cost Basin
Highest Cost Basin
Haynesville Shale
Pinedale/Jonah
Marcellus Shale
Fayetteville Shale
Powder River CBM
Piceance/Uinta
Barnett Shale
San Juan
Raton CBM/Other Green River
East Coast (Sable)
Other
South Texas
Arkoma
Cdn Tight Sands
Hugoton
GOM Deep Shelf
Woodford Shale
Anadarko
WCSB
GOM Shelf
Permian

- Under most scenarios, production from all major North American supply basins will be needed to meet demand forecasts
- Under any conceivable scenario, Haynesville production will be needed to meet demand forecasts

Source: ICF Int'l, Regency internal analysis

Haynesville Growth

REGENCY ENERGY PARTNERS

September 2008: Producing Wells	September 2009: Producing Wells
	
Haynesville Production as of Sept 2008: 80 MMcf/d	Haynesville Production as of Sept 2009: 800+ MMcf/d

Haynesville Shale Producing Wells 2008
Marion
Harrison
Gregg
Upshur
Caddo
Bienville
Red River
De Soto
Texas
Rusk
Panola
Louisiana
Winn
Shelby
Nacogdoches
San Augustine
Sabine
Natchitoches
Angelina
Vernon
Rapides
Producing Wells --2008
Bossier Shale Trend
Haynesville Shale Trend

Haynesville Shale Well Activity 2009
Marion
Gregg
Upshur
Caddo
Bienville
Red River
De Soto
Texas
Rusk
Panola
Louisiana
Winn
Shelby
Nacogdoches
San Augustine
Sabine
Natchitoches
Angelina
Vernon
Rapides
Producing Wells--2009
Producing
Completing
Drilling
Permitted
Bossier Shale Trend
Haynesville Shale Trend

Key Dates:

- Late 2007: Early rumors about natural gas discovery in Haynesville shale
- March 2008: RGNC completes acquisition of Nexus Gas Holdings, expanding reach in North Louisiana and East Texas
- March - June 2008: Initial results from Haynesville production become public
- June 2008: RGNC management commences development of plans for Haynesville expansion
- September 9, 2008: RGNC announces Haynesville Expansion Project
- September 15, 2008: Lehman files for bankruptcy; collapse of MLP market ensues
- March 2009: RGNC, Alinda Capital Partners and GE Energy Financial Services announce closing of joint venture to finance and construct Regency's Haynesville Expansion Project
- December 2009: Expected completion of Haynesville Expansion Project

Source: EIA, Regency internal analysis, HPDI

Overview of Haynesville Expansion Project

Regency, as operator, is expanding RIGS significantly to capitalize on development in the Haynesville Shale

- Including the recently-announced Red River Lateral expansion, the project adds approximately 1.2 Bcf/d of incremental capacity to existing RIGS system
- Capacity is fully contracted with the exception of a small amount reserved for operational flexibility
- Regency's project will be the first to come online in the Haynesville Shale with targeted completion by year-end 2009
- RIGS is favorably positioned for future expansion to meet growing producer requirements and could potentially support up to 3.0 Bcf/d of total throughput


Texas
Louisiana
Cass
Marion
Upshur
Morris
Gregg
Harrison
Rusk
Panola
Shelby
Nacogdoches
San Augustine
Angelina
Sabine
Caddo
Bossier
Webster
Claiborne
Union
Morehouse
Lincoln
Ouachita
Richland
Bienville
Jackson
De Soto
Red River
Natchitoches
Winn
Caldwell
Franklin
La Salle
Catahoula
Concordia
Grant
Rapides
Vernon
Avoyelles
14,200 HP of compression at Elm Grove and Haughton Stations
Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
21- Mile, 36" Elm Grove Pipeline
12.5- Mile 36" Red River Pipeline
25- Mile, 36" Bienville Loop
75- Mile, 42" Winnsboro Loop
Key Interconnects: Columbia Gulf, Texas Gas, ANR, Trunkline and Tennessee Gas
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20
Miles
REGENCY

[1] Pipeline lengths based on actual surveyed distances

Haynesville Joint Venture Partnership Structure

Regency formed a partnership with Alinda Capital Partners LLC ("Alinda") and an affiliate of GE Energy Financial Services to co-develop the Haynesville Expansion Project

- Regency contributed its RIGS asset, valued at $400 million
- Alinda and GE EFS contributed $653 million cash to fund the project
- At closing on 3/17/09, the Joint Venture reimbursed Regency for approximately $81 million of project costs incurred prior to closing
- On 9/2/09, Regency purchased 5% ownership interest in the Joint Venture from an affiliate of GE Energy Financial Services
  - Regency paid $63 million for an additional 5% interest in the Joint Venture, bringing Regency's total ownership to 43%
  - Following the transaction, the affiliate of GE Energy Financial Services now owns 7% of the Joint Venture

		Original JV Partnership Structure		New JV Partnership Structure	
		Original Contribution	JV Ownership % (Original)	Buyback Contribution	JV Ownership % (As of 9/2/09)
RIGS	Regency Energy Partners LP	$400 million contribution value →	38%	Paid $63 million for additional 5% ownership stake →	43%
Haynesville Expansion Project ($653[1] million)	Alinda Capital Partners LLC	$526.5 million cash →	50%		50%
	Affiliate of GE Energy Financial Services	$126.5 million cash →	12%	Received $63 million for 5% of ownership stake →	7%

[1] Excludes capitalized interest and labor costs

Joint Venture Benefits

By forming the Joint Venture, Regency successfully secured financing on terms accretive to unitholders in 2010 and beyond

Key Highlights

- The formation of the Joint Venture satisfied Regency's commitment to finance and construct takeaway capacity from the Haynesville Shale
  - Was a strategic "must" for Regency's assets in North Louisiana
- Firmly established the JV as a significant player in one of the most active natural gas plays in the United States
- Delevered Regency's balance sheet, providing sufficient liquidity to fund 2009 growth plans
- Regency received approximately $81 million from JV at closing for reimbursement of project costs spent to date
- Ability of JV to fund future expansions on its own balance sheet

Numerous Opportunities

- Potential expansion opportunities to increase capacity across the system up to 1.7 Bcf/d
- Existing expansion opportunities to increase capacity of Bienville Loop
  - Bienville Loop/Woodardville to access capacity (cost of approximately $100 million)
- Ancillary services such as PALS, wheeling, shorthaul and backhaul services in excess of our base model
- Optimize system flexibility working with other regional transport pipelines

What's Next?

- The Red River Lateral is a $47 million pipeline extension of the Haynesville Expansion Project which adds approximately 100,000 MMBtu/d of capacity to the current project, bringing total project capacity to approximately 1.2 Bcf/d
- The Logansport Expansion is a $44 million pipeline extension of the Nexus Gathering System in North Louisiana which will add approximately 300 MMcf/d of gathering capacity to the existing system
- Additional transportation options
- Additional gathering options



Cass
Marion
Harrison
Gregg
Rusk
Panola
Texas
Shelby
Nacogdoches
San Augustine
Angelina
Sabine
Caddo
Bossier
Louisiana
De Soto
Elm Grove Plant
Webster
Claiborne
Dubberly Plant
Bienville
Red River
Natchitoches
Vernon
Lisbon Plant
Dubach Plant
Union
Lincoln
Jackson
Ouachita
Morehouse
Richland
Caldwell
Winn
Grant
La Salle
Catahoula
Concordia
Rapides
Franklin
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20
Miles
REGENCY

Q & A